                                                                  Exhibit 10.61

[LOGO]

One Citizens Plaza                                       SECURED PROMISSORY NOTE
Providence, Rhode Island 02903


SECURED PARTY: CITIZENS LEASING CORPORATION    DEBTOR: DM Management Company
               One Citizens Plaza
               Providence, Rhode Island 02903  Address: 25 Recreation Park Drive
               (401)456-7000                            Hingham, MA  02043
                                               Telephone: (781)740-2718

    1. Secured Party and Debtor have entered into a Master Security Agreement dated as of December 23, 1998, (the "Security Agreement"). To secure payment of the indebtedness set forth below, including the Principal Amount set forth below, and the performance of all obligations contained herein, Debtor hereby grants to Secured Party, its successors and assigns, a security interest in the property set forth in Schedule A hereto, together with all attachments, accessories, additions and accessions thereto, whether now existing or hereafter acquired, all replacements and substitutions therefor, and all proceeds thereof (all hereinafter referred to collectively as the "Equipment").

    2. Principal Amount. The original Principal Amount of this Note is:
$2,913,835.83.

    3. a. Term. The Term of this Note is 84 months commencing on the Term Commencement Date as set forth in the Note Acceptance Certificate to this Note plus any partial period between the Acceptance Date of the Equipment as set forth in the Note Acceptance Certificate and the Term Commencement Date.

       b. Payments. Debtor hereby promises to pay the Principal Amount to Secured Party and Interest thereon as follows:

         (i) Interest only on the Term Commencement Date in an amount equal to $606.07 multiplied by the number of days between the Acceptance Date up to and including the Term Commencement Date.

         (ii) Thereafter, the Principal Amount, together with interest thereon at the fixed rate of 7.50 % per annum, shall be payable in (check one) [X] advance/[ ] arrears in consecutive (check one) [X] monthly/[ ] quarterly Installment Payments commencing on the 1st day of January 1999 and thereafter on the same day of each successive (check one) [X] month/[ ] quarter inclusive until fully paid, provided that the final installment shall be in the amount of the unpaid balance hereof together with any accrued interest and late charges. Interest shall be calculated based on the actual number of days elapsed over twelve (12) thirty (30) day months.

    The amount of each Installment Payment hereunder is as follows:

                                                         Amount of Each
    Installment Nos.                                    Installment Payment
         1 - 83                                         $44,415.62

         84                                             All remaining principal
                                                        and accrued interest

       c. Debtor agrees to pay Secured Party, in advance, the first Installment Payment.

       d. Secured Party acknowledges receipt from Debtor of a payment in the amount of $ N/A to be held by Secured Party as a deposit to secure Debtor's performance hereunder.

    4. The Equipment will be located at the locations specified in Schedule A hereto.

    5. This Note is secured by the Equipment, as set forth in Schedule A hereto and as further defined in the Security Agreement, the terms and conditions of which are incorporated herein by reference. This Note is one of the "Notes" referred to in the Security Agreement.


Dated: December 23, 1998


SECURED PARTY:                         DEBTOR:

CITIZENS LEASING CORPORATION           DM Management Company


By:                                    By:
     /s/ John Young                          /s/ Peter J. Tulp
   -----------------------------          --------------------------------
Title:                                Title:
         Vice President                           VP Finance
      -----------------------------          --------------------------------

[LETTERHEAD]




CITIZENS LEASING CORPORATION                       NOTE ACCEPTANCE CERTIFICATE
One Citizens Plaza
Providence, Rhode Island 02903


     Note Acceptance Certificate to Secured Promissory Note dated 12/23/98, (the "Note") to Master Security Agreement dated 12/23/98, (the "Security Agreement"), by and between DM Management Company as Debtor, and CITIZENS LEASING CORPORATION as Secured Party.

     1. Debtor hereby acknowledges that the Equipment set forth on Schedule A hereto (the "Equipment") is hereby unconditionally accepted by the Debtor for all purposes under the above-referenced Note and hereby agrees to faithfully perform all of its obligations under the Note as of the date hereof. Debtor hereby also reaffirms all of its representations, warranties and covenants as set forth in the Security Agreement and in the Note as of the hereof and certifies that no event or condition has occurred and is continuing which constitutes an Event of Default under the Security Agreement or the Note or would constitute such an Event of Default with the passage of time and/or giving of notice.

     2. Debtor represents and warrants the (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Debtor; and (ii) if requested by the Secured Party, the Equipment has been marked or labeled evidencing the Secured Party's interest therein.

     3. Debtor hereby agrees to pay Secured Party the Installment Payments, as set forth in the Note, at the times and in the manner set forth in the Note.

     4. The Principal Amount of the Note is: $2,913,835.83.

     5. The Term Commencement Date is the 1st day of January, 1999.


Dated: December 23, 1998                     DEBTOR: DM Management Company
(the "Acceptance Date")
                                             By: /s/ Peter J. Tulp
                                                ------------------------------
                                             Title: VP Finance
                                                   ---------------------------

Agreed and Accepted:

CITIZENS LEASING CORPORATION

By: /s/ John Young
    -------------------------------
Title: Vice President
       ----------------------------

                                                         SCHEDULE A EQUIPMENT
                                                           Page 1 of 6

LESSOR: CITIZENS LEASING CORPORATION        LESSEE: DM Management Company
        a Rhode Island corporation                    a Delaware Corporation
        ("Lessor")                                    ("Lessee")

ADDRESS: One Citizens Plaza                  ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                         Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.

QTY     MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.     LOCATION
---     ---------------------------------------------      --------
                                                           12 Sandborn St.
                                                           Tilton, NH 03276

(1)  American Baler Model 6042HAT-930R
(36) Coils of 10 gauge Baling Wire

     ABOVE EQUIPMENT DISTRIBUTED BY: AQUEST CORPORATION

(1) M8010 Sweeper/Scrubber, Rider Midel 8010 S/N: 8010-218
     Machine as equipped:
     8010 Battery Sweeper Scrubber
     36338 Batt/Chg Pkg. Ext Run, 1PH, 60HZ
     87419 Brush, Side Polypropylene
     363868 Brush, Main, Polypropylene
     363012 Maxpro 1200 Scrub Head
     30241 Brush, Non-scuff Poly f/MP1200
     30241 Brush, Non-scuff Poly f/MP1200
     08682-15 Det, 654 Heavy Duty, 15 Gal
     363019 Es+Extended Scrubbing
     48600 Wand, off Aisle Power
     363455 Light Pkg, Revolving, OHG

(1)  M5700 Scrubber, Walk Behing Model 5700 S/N: 5700-11109
     Machine as equipped:
     5700 Scrubber, Walk Behind
     222342 Scrubhead, 700D, 28" Disk
     222803 Squeegee Assy. 700D/700C
     222359 Battery, 235AH Wet
     374014 Charger, 115V, 20A, 1PH, 60HZ
     222320 Brush, Polypropylene 700D
     222611 Power Wand, off-Aisle

     ABOVE EQUIPMENT DISTRIBUTED BY: TENNANT

(1) CubiScan 100L S/N: QIL971879
(1) Mobile Cart-A
(1) Computer Shuttle Arm-S
(1) PW800 Inverter/TC20 Charger/Cables
(1) Portable Power System (PW800-TC20)

     ABOVE EQUIPMENT DISTRIBUTED BY: QUANTRONIX

(2) Composee Turbo 2 Keyboard Wedge
(2) Serial Input Cable
(2) BM 3287 Terminal Cable Set
(2) External Power Supply
(2) SC QuickScan 600 Scanner w/cabling
(1) Custom QBIT Interface
     ABOVE EQUIPMENT DISTRIBUTED BY: QUANTRONIX

                                                          SCHEDULE A EQUIPMENT
                                                                Page 2 OF 6

LESSOR:  CITIZENS LEASING CORPORATION,        LESSEE:  DM Management Company
         a Rhode Island corporation                     a Delaware corporation
         ("Lessor")                                     ("Lessee")

ADDRESS: One Citizens Plaza                  ADDRESS: 25 Recreation Park Drive
         Providence, RI  02903                        Hingham, MA  02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance. Uniform Commercial Code Financial Statements and Consent and Waiver by Owner. Landlord or Mortgagee of Real Estate.

                        MANUFACTURER, DESCRIPTION,
QTY                     MODEL NO./SERIAL NO.                LOCATION
---                     -------------------------           --------

                                                            12 Sandborn St.
                                                            Tilton, NH  03276

(1) 1020-1021 01-00001 Boom Lift 30-45 ELEC N40 ELC
    S/N: 0300039334
(1) 1020-1001-01-0002 Personnel Lifts PERS LFT 25AMDC
    S/N: 0900012248


    ABOVE EQUIPMENT DISTRIBUTED BY ACTION EQUIPMENT

(6) Crown PTH50-27-48 Hand Pallet Jacks   S/N:  7-142882
                                                7-142883
                                                7-142884
                                                7-142885
                                                7-142886
                                                7-142887

ABOVE EQUIPMENT DISTRIBUTED BY CROWN TRUCKS

(1) T20497 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20497
(1) T20498 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20498
(1) T20499 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20499
(1) T20500 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20500
(1) T20501 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20501
(1) T20502 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20502
(1) T20503 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20503
(1) T20504 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20504
(1) T20505 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20505
(1) T20506 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20506
(1) BN8691 Battery Model 18-E155W-11 S/N: AWG108691
(1) BN8692 Battery Model 18-E155W-11 S/N: AWG108692
(1) BN8693 Battery Model 18-E155W-11 S/N: AWG108693
(1) BN8694 Battery Model 18-E155W-11 S/N: AWG108694
(1) BN8695 Battery Model 18-E155W-11 S/N: AWG108695
(1) BN8696 Battery Model 18-E155W-11 S/N: AWG108696
(1) BN8697 Battery Model 18-E155W-11 S/N: AWG108697
(1) BN8698 Battery Model 18-E155W-11 S/N: AWG108698
(1) BN8699 Battery Model 18-E155W-11 S/N: AWG108699

                                                         SCHEDULE A EQUIPMENT
                                                           Page 3 of 6

LESSOR: CITIZENS LEASING CORPORATION        LESSEE: DM Management Company
        a Rhode Island corporation                    a Delaware Corporation
        ("Lessor")                                    ("Lessee")

ADDRESS: One Citizens Plaza                  ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                         Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.

             MANUFACTURER, DESCRIPTION,
QTY            MODEL NO./SERIAL NO.                        LOCATION
---          --------------------------                    --------
                                                           12 Sandborn St.
                                                           Tilton, NH 03276

(1) BN8700 Battery Model 18-E155W-11 S/N: AWG108700
(1) BN8701 Battery Model 18-E155W-11 S/N: AWG108701
(1) BN8702 Battery Model 18-E155W-11 S/N: AWG108702
(1) BN8703 Battery Model 18-E155W-11 S/N: AWG108703
(1) BN8704 Battery Model 18-E155W-11 S/N: AWG108704
(1) BN8705 Battery Model 18-E155W-11 S/N: AWG108705
(1) BN8706 Battery Model 18-E155W-11 S/N: AWG108706
(1) BN8707 Battery Model 18-E155W-11 S/N: AWG108707
(1) BN8708 Battery Model 18-E155W-11 S/N: AWG108708
(1) BN8709 Battery Model 18-E155W-11 S/N: AWG108709
(1) BN8710 Battery Model 18-E155W-11 S/N: AWG108710
(1) CN1941 Charger Model D3E-18-850B S/N: WF91941
(1) CN2620 Charger Model D3E-18-850B S/N: WF92620
(1) CN2621 Charger Model D3E-18-850B S/N: WF92621
(1) CN2622 Charger Model D3E-18-850B S/N: WF92622
(1) CN2623 Charger Model D3E-18-850B S/N: WF92623
(1) CN2624 Charger Model D3E-18-850B S/N: WF92624
(1) CN2625 Charger Model D3E-18-850B S/N: WF92625
(1) CN2629 Charger Model D3E-18-850B S/N: WF92629
(1) CN2633 Charger Model D3E-18-850B S/N: WF92633
(1) CN2682 Charger Model D3E-18-850B S/N: WF92682
(1) BN8687 Battery Model 18-E140-17 S/N: AWG108687
(1) BN8688 Battery Model 18-E140-17 S/N: AWG108688
(1) BN8689 Battery Model 18-E140-17 S/N: AWG108689
(1) BN8690 Battery Model 18-E140-17 S/N: AWG108690
(1) CN2771 Charger Model D3E-18-1200B S/N: WF92771
(1) CN2772 Charger Model D3E-18-1200B S/N: WF92772
(1) Smlss Steel Drip Pa
(1) UPC Charge, Batt Sys
(1) HP Watering System
(1) Wire Guide System
(1) T10530 EASI Reach Forkltruck Model EASIR45TT S/N: EZ-B-98-10530
(1) T10536 EASI Reach Forktruck Model EASIR45TT S/N: EZ-B-98-10536

ABOVE EQUIPMENT DISTRIBUTED BY ROBERT ABEL & CO., INC.

                                                          SCHEDULE A EQUIPMENT
                                                               Page 4 of 6

LESSOR:  CITIZENS LEASING CORPORATION         LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware corporation
         ("Lessor")                                     ("Lessee")

ADDRESS: One Citizens Plaza                  ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                         Hingham, MA 020403

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance. Uniform Commercial Credit Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.

                        MANUFACTURER, DESCRIPTION,
QTY                     MODEL NO./SERIAL NO.                LOCATION
---                     -------------------------           --------
                                                            12 Sandborn St.
                                                            Tilton, NH  03276

(1) 000063 Wildeck Mezzanine System
    (Phase I
(1) 000068 Wildeck Mezzanine System
    Phase II
(1) 000070 Wildeck Mezzanine System
    Phase III
(1) 000294 Vertical Reciprocating Conveyr

ABOVE EQUIPMENT DISTRIBUTED BY WILDECK, INC.

PALLET/CASE/RAI/RACK
PHASE I
         Layout 41 Bays 96" w. 48"d x 84"h with 4 beam levels
         Steel king Tulukar
         55 RTFAP048084 Uprights - 3" X 1 5/8" x 48"d x 84"h
         Capacity: 16,720# on 48" vertical centers
         328 SBRXL300095 Step Beams - 3:h x 96"l x 1,448#capacity 328 WIRE DECKS 46"w x 48"d X 2" x 4" x 4GA. X 300#

PHASE II
         SELECTIVE PALLET RACK
         ---------------------
Layout: 75 Bays 144"w x 42"d x 345"/407"h with 6 levels (floors + 5 beam levels)
         8    RTFBW042407 End Uprights - 3" x 3" x 42"d x 407"h
              BASEPLATES 5" x 7" X 3/8" FOR Zone 2A
              Capacity: 30,560# per new 1998 RMI
         71   RTFBW042345 Int. Uprights - 3" x 3" x 42"d x 345"h
              BASEPLATES 5" x 7" x 3/8" for Zone 2A
              Capacity:30,560# per new 1997 RMI
         750  SBRXP600144 Step Beams - 6" x 144"l x 6,780# Capacity
         375  BTWSG042 42" Beam Ties (required on all beams 120"+)
         316  ANCHORS 1/2" x 3 3/4"
         6    AISLE MARKERS 12" x 12" at all row ends
         48   RSR3G018 Row Spacers - 18"
         2    STEEL GUARD 102"L x 18"h
              2#GR09 2 1/2" deep x 14"h x 11 Ga. X 102"L+C52
              4FPS3K024 Free Standing Column Protector at S. Rows

         RESERVE CARTON RACK
         -------------------
Layout: 225 Bays - 144 w x 60"d x 384"h with 11 beam levels
         30 RTFAP060417 End Uprights - 3" x 1 5/8" x 60"d x 417"h
         BASEPLATES 5" x 7" x 3/8" for Zone 2A
         Capacity: 16,703# per new 1998 RMI
         210 RTFAP060384 Int. Uprights - 3" x 1 5/8" x 60"d x 384"h
         BASEPLATES     x3/8 for Zone 2A
         Capacity: 16,730#per new 1998 RMI

                                                          SCHEDULE A EQUIPMENT
                                                            Page 5 of 6


LESSOR: CITIZENS LEASING CORPORATION,       LESSEE: DM Management Company
        a Rhode Island corporation                     a Delaware corporation
        ("Lessor")                                     ("Lessee")

ADDRESS: One Citizens Plaza                  ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                         Hingham, MA 02043


    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.

                     MANUFACTURER, DESCRIPTION,
QTY.                 MODEL NO./ SERIAL NO.                    LOCATION
----                 -------------------------                --------

                                                              12 Sandborn St.
                                                              Tilton, NH 03276

     4950 SBRXP400144 Step Beams-4"x 144"l x 1,870# capacity
     960 ANCHORS 1/2"x 3 3/4"
     4,950 WIRE DECKS 70"w x 60"d x 2" x 4" 4 GA x 1,200# ea.
     30 AISLE MARKERS 12" x 12" at all row ends
     30 STEEL GUARD 60"L x 18"H
     60#SCL 4" x 4" x 1/4" Tube with 10"sq. x 5/8 Base
     30#GRO5 2 1/3"Deep x 14"h x 11 Ga. X 60"L


ACTIVE CARTON RACK (Convertible to G.O.H Rack)
----------------------------------------------
Layout: 1079 Bays - 96"W x 48"d x 84"h with 4 beam levels
       1,225 RTFAP048084 Uprights - 3" x 1 5/6 " x 48"d x 84"h
        Capacity: 16,730# on 48"vertical centers
        8,632 SBRXL300096 Step Beams - 3"h x 96"l x 1,448# capacity 2,450 ANCHORS 1/2" x 3 3/4"
        160 AISLE MARKERS 12" x 12" at all row ends
        4,904 WIRE DECKS 46"w x 48"d x 2" x 4" x 4Ga x 300#

ACTIVE CARTON FLOW RACK
-----------------------
Layout: 56 Bays - 96" w x 120"d x 96"h with 4 shelf levels (6 runways/12 tracks + 5 guides per shelf)
        64 Frames Vertical Frames - 96"d x 96"h
        128 ANCHORS 1/2" x 3 3/4"
        168 SWAY BRACES 96"
        224 shelf frames 96"W x 120"d x 1,200# capacity
        1,344 RUNWAYS 2 pcs x 120" long
        1,120 GUIDES 120"L
        16 AISLE MARKERS 12" x 12" at all row ends

GARMENT ON HANGER RACKS (Convertible to Active Carton Rack)
-----------------------------------------------------------
Layout: 232 Runs - 56"L x 4'D with 50% two high & 50% one high
        1,856 RTFAP048084 Uprights - 3" x 1 5/8" x 48"d x 84"h
        Capacity: 16,730# on 48" vertical centers
        3,248 SBRXL300096 Step Beam 3"h x 96"l x 1,448# capacity 3,712 ANCHORS 1/2" x 3 3/4"
        60 PIPE HOLDERS Adjustable Brackets - 48"d
        40,194 LN. FT. RAILS 1,315 x 14 ga. Zinc plated round tubing
        Note 50% of runs include 2 levels high

                                                         SCHEDULE A EQUIPMENT
                                                           Page 6 of 6

LESSOR: CITIZENS LEASING CORPORATION        LESSEE: DM Management Company
        a Rhode Island corporation                    a Delaware Corporation
        ("Lessor")                                    ("Lessee")

ADDRESS: One Citizens Plaza                  ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                         Hingham, MA 02043

          Attached to and made a part of the following documents: True Lease Schedule, Acceptance Certificate, Bill of Sale and Uniform Commercial Code Financial Statements.

             MANUFACTURER, DESCRIPTION,
QTY            MODEL NO./SERIAL NO.                        LOCATION
---          --------------------------                    --------
                                                           12 Sandborn St.
                                                           Tilton, NH 03276

24,000 TEK SCREWS 1"
3,016 INSERTS 20" splices
1,392 CAPS Rubber End Caps
5,600 CLIPS For attachments of rail to rack
0 WIRE DECKS 3584 Supplied from Laconia Location
464 AISLE MARKERS 12" x 12" at all row ends

ABOVE EQUIPMENT DISTRIBUTED BY STEEL KING INDUSTRIES, INC.

(2 9491 SRIENPACKER TYPE S3960 S/N:
                                   -----------------------
ABOVE EQUIPMENT DISTRIBUTED BY SET POINT


     WITH ALL STANDARD ACCESSORY EQUIPMENT

SECURED PARTY:                                             DEBTOR:
CITIZENS LEASING CORPORATION                               DM Management, Inc.

By: /s/ John Young                                 By:  /s/ Peter J. Tulp
    ---------------------------                         ----------------------
Title: Vice President                                   Title: VP Finance
       ------------------------                                ---------------

[LETTERHEAD]


                   AUTHORIZATION TO CHARGE CHECKING ACCOUNT



TO: CITIZENS LEASING CORPORATION   DATE:   December 23,    ,1998
    One Citizens Plaza
    Providence, RI 02903



Starting with my first payment which is due January 1, 1999*, and until further notice, you are authorized to charge my checking account
No.                each month on the due date of my Secured Promissory Note
dated 12/23/98 in the amount of $44,415.62 for the monthly payment then due.


                                            Debtor:

                                            DM Management Company

                                            By: /S/ Peter J. Tulp
                                               ---------------------------
                                            Title: VP Finance
                                                  ------------------------








*The payment due January 1, 1999 will also include a one-time daily interest charge based on the funding date and one-time Documentation Fees of $1,000.00 and $117.00 UCC Fees.

[LETTERHEAD]

                    BORROWER'S AUTHORIZATION CERTIFICATE


                                                 DATE: December 23, 1998
                                                       -----------------


I (We) hereby authorize and direct CITIZENS LEASING CORPORATION to disburse the proceeds of my (our) SECURED PROMISSORY NOTE dated December 23, 1998 for $2,913,835.83 to be disbursed as follows:



TO: DM Management Company                    $2,913,835.83
    ---------------------


*In all cases, indicate the manner in which funds are to be disbursed. For check payment indicate the check number. For direct deposit indicate account number. For wire transfer indicate the bank to which the funds are to be sent and the account number to be credited.

                                        DEBTOR: DM Management Company

                                        By: /s/ Peter J. Tulp
                                            --------------------------

                                        Title: VP Finance
                                               -----------------------

December 23, 1998



Citizens Leasing Corporation
One Citizens Plaza
Providence, RI 02903

    RE:  Secured Promissory Note in an amount of $2,913,835.83 dated
         December    , 1998 and Secured Promissory Note in an amount of
         $4,676,523.20 dated December    , 1998, (collectively the "Notes")
         to Master Security Agreement dated December   1998 between DM
         Management Company (DM), as Debtor and Citizens Leasing Corporation
         (CLC), as Secured Party.

Dear Sirs:

DM agrees to provide to CLC by January 31, 1999 proof of payment for the following invoices in connection with the above-referenced Notes:

--Steel King--Invoice Nos. 93553 ($17,000), 94258 ($9,638) and 98831
($116,362).

--Set Point--Invoice Nos. 180186 ($83,771) and 172662 ($83,771)

--Unisource (division of Set Point)--Invoice Nos. 181370 ($160), 182440 ($11,922.55), 183767 ($88,771)

--AM Freece Invoice No. 64944 ($74,773.03)

--Wildeck Invoice--evidence of payment for $23,658

In consideration of CLC agreeing to fund the Notes prior to receipt of the above referenced evidence of payment, DM agrees to accept a buy back of the Notes from CLC on or before January 31, 1999. CLC, may with not further action required on its part, extend the deadline for receipt of all outstanding issues.

If the foregoing correctly sets forth our agreement with respect to this matter, please execute one copy of this letter in the place provided below and return it to the undersigned.

Very truly yours,

DM MANAGEMENT COMPANY

By: /S/ Peter J. Tulp
    -----------------------------
Title: VP Finance
       --------------------------

Acknowledged and Agreed:

CITIZENS LEASING CORPORATION

By: /S/ John Young
    -----------------------------
Title: Vice President
       --------------------------